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                                                          Exhibit 23








       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-100345 and No. 333-110318) of American General Finance Corporation of our report dated March 1, 2005 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/  PricewaterhouseCoopers LLP

Chicago, Illinois
March 7, 2005